UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 3)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 31, 2006 (October 16, 2006)
Home Solutions of America, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31711	99-0273889
(State or other of	(Commission File Number)	(IRS Employer Identification No.)
jurisdiction of incorporation)
1500 Dragon Street, Suite B
Dallas, Texas 75207
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code: (214) 623-8446

(Former name or address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
(A) Financial Statements of business acquired.
This Current Report on Form 8-K/A (Amendment No. 3) is being filed by Home Solutions of America, Inc. with respect to the audited financial statements of Fireline Restoration, Inc., including the report of the independent registered public accounting firm, Stark Winter Schenkein & Co., LLP, which were to have been filed by the registrant on October 16, 2006 as Exhibit 99.1 to the registrant’s Current Report on Form 8-K/A (Amendment No. 1), but which were unavailable at the time of filing. The audited financial statements of Fireline Restoration, Inc., including the report of the independent registered public accounting firm, Stark Winter Schenkein & Co., LLP, appears at Exhibit 99.1 to this Current Report on Form 8-K/A (Amendment No. 3) is incorporated by reference herein.
(C) Exhibits.

99.1	Audited Consolidated Financial Statements of Fireline Restoration, Inc. +

+	Filed herewith.
Forward Looking Statements
This Current Report on Form 8-K/A, including the exhibits attached hereto or referenced herein, contain forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including our expected financial performance for 2006.
Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as “may,” “will,” “can” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “seek,” “estimate,” “continue,” “plan,” “point to,” “project,” “predict,” “could,” “intend,” “target,” “potential,” and other similar words and expressions of the future. Forward-looking statements may not be realized due to a variety of factors, including, without limitation, future economic, competitive and market conditions, regulatory framework, and future business decisions, and the other factors referenced in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, which contains a list of specific risk factors that could cause actual results to differ materially from those indicated by our forward-looking statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home Solutions of America, Inc.
Date: October 19, 2006	By:	/s/ Jeffrey M. Mattich
		Name:	Jeffrey M. Mattich
		Title:	Chief Financial Officer

Exhibit Index

99.1	Audited Financial Statements of Fireline Restoration, Inc. +

+	Filed herewith.

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